UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934
Date of Report (Date of earliest event reported) October 26, 2006
USN CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	33-42701	84-1186026

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor, Suite 200 Irving, Texas	76039

(Address of principal executive offices)	(Zip code)
(972) 686-9102
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 26, 2006, USN Corporation issued a press release announcing that it has entered into a Consulting and Product Sales Agreement with Aanshi Gems Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.
Item 9.01(d) Exhibits.
99.1. Press Release dated October 26, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USN CORPORATION
Date: October 26, 2006	By:	/s/ Mark J. Miller
		Name:	Mark J. Miller
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 26, 2006

4